EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Peninsula Gaming, LLC and Peninsula Gaming Corp. (together, the “Company”) on Form 10-Q for the quarterly period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), M. Brent Stevens, Chief Executive Officer of the Company, and Natalie Schramm, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 15, 2011

		By:	/s/ M. Brent Stevens
		Name:	M. Brent Stevens
		Title:	Chief Executive Officer

		By:	/s/ Natalie Schramm
		Name:	Natalie Schramm
		Title:	Chief Financial Officer